                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

    New York                                     13-2774727
    (Jurisdiction of incorporation               (I.R.S. Employer
    or organization if not a U.S.                Identification No.)
    national bank)

    452 Fifth Avenue, New York, NY               10018-2706
    (212) 525-5600                               (Zip Code)
    (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                               UNISYS CORPORATION
                             UNISYS CAPITAL TRUST I
                             UNISYS CAPITAL TRUST II
               (Exact name of obligor as specified in its charter)

    Delaware                                38-0387840 (Unisys Corporation)
    (State or other jurisdiction            04-3626139 (Unisys Capital Trust I)
    of incorporation or organization)       04-3626145 (Unisys Capital Trust II)
                                            (I.R.S. Employer
                                            Identification No.)

    Unisys Way
    Blue Bell, PA 19424
    (Address of principal executive offices)

                 Preferred Securities of Unisys Capital Trust II
                         (Title of Indenture Securities)

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                                     General

Item 1. General Information.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

            State of New York Banking Department.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

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Item 16. List of Exhibits

Exhibit
-------
T1A(i)      (1)   Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)     (1)   Certificate of the State of New York Banking Department dated
                  December 31, 1993 as to the authority of HSBC Bank USA to
                  commence business as amended effective on March 29, 1999.

T1A(iii)          Not applicable.

T1A(iv)     (1)   Copy of the existing By-Laws of HSBC Bank USA as adopted on
                  January 20, 1994 as amended on October 23, 1997.

T1A(v)            Not applicable.

T1A(vi)     (2)   Consent of HSBC Bank USA required by Section 321(b) of the
                  Trust Indenture Act of 1939.

T1A(vii)          Copy of the latest report of condition of the trustee
                  (September 30, 2001), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)         Not applicable.

T1A(ix)           Not applicable.

      (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

      (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 25th day of February, 2002.

                                       HSBC BANK USA


                                       By:  /s/ Deirdra N. Ross
                                           ---------------------------------
                                       Deirdra N. Ross
                                                 Assistant Vice President

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                                                               EXHIBIT T1A (VII)

                                                             Board of Governors of the Federal Reserve System
                                                             OMB Number: 7100-0036
                                                             Federal Deposit Insurance Corporation
                                                             OMB Number: 3064-0052
                                                             Office of the Comptroller of the Currency
                                                             OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL           Expires March 31, 2004

                                                             Please refer to page i,
                                                             Table of Contents, for                   |1|
                                                             the required disclosure
                                                             of estimated burden.

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

                                                              (19980930)
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2001           -------------
                                                              (RCRI 9999)

This report is required by law; 12 U.S.C.ss.324              This report form is to be filed by banks with
(State member banks); 12 U.S.C.ss.1817 (State                branches and consolidated subsidiaries in U.S.
nonmember banks); and 12 U.S.C. ss.161 (National             territories and possessions, Edge or Agreement
banks).                                                      subsidiaries, foreign branches, consolidated
                                                             foreign subsidiaries, or International Banking
                                                             Facilities.

NOTE: The Reports of Condition and Income must be            The Reports of Condition and Income are to be
signed by an authorized officer and the Report of            prepared in accordance with Federal regulatory
Condition must be attested to by not less than two           authority instructions.
directors (trustees) for State nonmember banks and
three directors for State member and National                We, the undersigned directors (trustees), attest
Banks.                                                       to the correctness of this Report of Condition
                                                             (including the supporting schedules) and declare
                                                             that it has been examined by us and to the best of
/s/ Gerald A. Ronning, Executive VP & Controller             our knowledge and belief has been prepared in
--------------------------------------------------           conformance with the instructions issued by the
Name and Title of Officer Authorized to Sign Report          appropriate Federal regulatory authority and is
                                                             true and correct.
Of the named bank do hereby declare that these
Reports of Condition and Income (including the
supporting schedules) have been prepared in
conformance with the instructions issued by the
appropriate Federal regulatory authority and are
true to the best of my knowledge and believe.                   /s/ Youssef Nasr
                                                             --------------------------------------------------
                                                             Director (Trustee)
   /s/ Gerald A. Ronning
--------------------------------------------------
Signature of Officer Authorized to Sign Report                  /s/ Bernard J. Kennedy
                                                             --------------------------------------------------
             11/13/01                                        Director (Trustee)
--------------------------------------------------
Date of Signature
                                                                /s/ Sal H. Alfieri
                                                             --------------------------------------------------
                                                             Director (Trustee)


SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition              For electronic filing assistance, contact EDS Call
and Income either:                                           report Services, 2150 N. Prospect Ave., Milwaukee,
                                                             WI 53202, telephone (800) 255-1571.
(a)  in electronic form and then file the computer
     data file directly with the banking agencies'           To fulfill the signature and attestation
     collection agent, Electric Data System Corporation      requirement for the agent, Electronic Data System
     (EDS), by modern or computer diskette; or               Corporation (EDS), by modem Reports of Condition
                                                             and Income for this report date, attach or
b)   in hard-copy (paper) form and arrange for               computer diskette; or this signature page to the
     another party to convert the paper report to            hard-copy f the completed report that the bank
     automated for. That party (if other than EDS)           places in its files.
     must transmit the bank's computer data file
     to EDS.

FDIC Certificate Number |0| |0| |5 | |8| |9|

http://WWW.BANKING.US.HSBC.COM                               HSBC Bank USA
--------------------------------------------------           --------------------------------------------------
Primary Internet Web Address of Bank (Home Page),            Legal Title of Bank (TEXT 9010)
if any (TEXT 4087)
(Example: www.examplebank.com)                               Buffalo
                                                             --------------------------------------------------
                                                             City (TEXT 9130)

                                                             N.Y.                                 14203
                                                             --------------------------------------------------
                                                             State Abbrev. (TEXT 9200)     ZIP Code (TEXT 9220)
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  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency